UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

DIVERSIFIED RESTAURANT HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-53577	03-0606420
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27680 Franklin Road Southfield, MI	48034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 223-9160

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 22, 2010, the Audit Committee of the Board of Directors of Diversified Restaurant Holdings, Inc. (“DRH” or the “Company”), following discussions with management, concluded that the Company’s previously issued unaudited consolidated financial statements for the quarters ended March 28, 2010 and June 27, 2010 (the “Quarterly Financial Statements”) and its pro forma financial statements attached as Exhibit 99.2 to its Form 8-K/A Amendment No. 1 filed with the Securities and Exchange Commission on April 19, 2010 (the “Pro Forma Financial Statements”) should no longer be relied upon as previously filed and need to be restated.

On February 1, 2010, the Company completed the acquisition of nine affiliated restaurants that were under common control with the Company (the “Affiliates Acquisition”). The Quarterly Financial Statements included the activity from the Affiliates Acquisition commencing as of February 1, 2010. However, upon re-evaluation of the Quarterly Financial Statements in light of FASB ASC 805-50, Business Combinations: Transactions Between Entities Under Common Control, Paragraphs 45-1 through 45-5, the Company has determined that the Affiliates Acquisition, as a transaction between entities under common control, should have been accounted for as if the transaction had occurred at the beginning of the period. Further, financial statements and financial information presented in the Quarterly Financial Statements for prior years should also have been retrospectively adjusted to furnish comparative information while the entities were under common control. The Company’s restatement of the Quarterly Financial Statements will include the activity of the acquired affiliates for the full 2009 and 2010 years.

In addition, the Company incorrectly incorporated the acquired entities’ landlord allowance balance (recorded as deferred revenue per accounting standards) as a temporary difference for book versus tax rent in the Quarterly Financial Statements. In accordance with FASB 805-740, Business Combinations: Transactions Between Entities Under Common Control, only the amortization of the landlord allowance is a temporary difference. The Company’s restated Quarterly Financial Statements will include only the amortization of the landlord allowance as a temporary difference.

The Company’s need to restate the Pro Forma Financial Statements attached to its Form 8-K/A Amendment No. 1 filed on April 19, 2010 is attributable to the inadvertent omission of promissory notes totaling $3.2 million issued by the Company to fund the Affiliates Acquisition. The Company’s amendment to its Pro Forma Financial Statements will include these promissory notes.

The Company anticipates filing restated unaudited consolidated financial statements on Form 10-Q/A as of and for the three months ended March 28, 2010 and as of and for the six months ended June 27, 2010, as well as an amendment to Form 8-K/A including the restated pro forma financial information as soon as practicable.

The Company’s management, in consultation with the Audit Committee of the Board of Directors of DRH, has discussed these restatements with Silberstein Ungar PLLC, its independent registered public accountants.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: October 28, 2010	By:	/s/ David G. Burke

	Name:	David G. Burke
	Title:	Principal Financial Officer and Treasurer

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